Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245



                      FIRST TRUST EXCHANGE-TRADED FUND III

                FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
                              DATED MARCH 1, 2016



                               DATED JULY 6, 2016


       1. Notwithstanding anything to the contrary in the Fund's Prospectus, on September 5, 2016 the last sentence in the eighth paragraph of the section entitled "Principal Investment Strategies" shall be removed in its entirety and replaced with the following:

             In addition, at least 80% of the Fund's net assets are issued by issuers that have long-term credit ratings of investment grade, or unrated issuers judged to be of comparable quality by the Fund's sub-advisor.

       2. Notwithstanding anything to the contrary in the Fund's Prospectus, the sections entitled "Principal Risks - Contingent Capital Securities Risk" and "Principal Risks - Convertible Securities Risk" are deleted in their entirety and replaced with the following:

             CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

             Contingent convertible securities ("CoCos") may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. "junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.


  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE